United States Bankruptcy Court
                             District of Delaware

In re:  Uniroyal Technology Corporation              Case No.  02-12471
        Consolidation                                Reporting Period:  Sep 02

                           MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit Copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                          Form No.  Document  Explanation
                                            Attached  Attached
Schedule of Cash Receipts and Disbursements  MOR-1         X
  Bank Reconciliation
    (or copies of debtor's bank reconciliations)           X
  Copies of bank statements                                X
  Cash disbursements journals
Statement of Operations                      MOR-2         X
Balance Sheet                                MOR-3         X
Status of Post Petition Taxes                MOR-4         X
  Copies of IRS Form 6123 or payment receipt
  Copies of tax returns filed
    during reporting period
Summary of Unpaid Post Petition Debts        MOR-4         X
  Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging MOR-5         X
Debtor Questionnaire                         MOR-5         X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

-------------------------------------        ------------------------
Signature of Debtor                          Date

-------------------------------------        ------------------------
Signature of Joint Debtor                    Date

-------------------------------------        ------------------------
Signature of Authorized Individual*          Date

-------------------------------------        ------------------------
Printed Name of Authorized Individual        Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Uniroyal Technology Corporation               Case No.  02-12471
Consolidation
Debtor
                      Reporting Period: September 29, 2002

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CON'T)]


                                  CURRENT MONTH              CUMULATIVE TO DATE
                                ACTUAL     PROJECTED        ACTUAL     PROJECTED

CASH BEGINNING OF MONTH            645           -             645            -

Receipts
Cash Sales                           -           -               -            -
Accounts Receivable              3,714       4,268           3,714        4,268
Loans and Advances                 317           -             317            -
Medical                             38           -              38            -
Sale of Assets                       -           -               -            -
Other (Attach List)                  -           -               -            -
Transfers (From DIP Accts)       2,792           -           2,792            -

Total Receipts                   6,861       4,268           6,861        4,268

Disbursements
Payroll and Taxes                1,637       1,493           1,637        1,493
Inventory Purchases              1,850       2,181           1,850        2,181
Medical                            155         250             155          250
Sales, Use & Other Taxes             -           -               -            -
Secured/Rental/Leases               75         114              75          114
Utilities                           12         183              12          183
Insurance                          291         311             291          311
Repairs & Maintenance                -           -               -            -
Outside Services                   160         185             160          185
Administrative                      43          89              43           89
Selling                             75          77              75           77
Other (Attach List)                 50         325              50          325

Change in Other                   (329)          -            (329)           -
Transfers (To DIP Accts)         2,808           -           2,808            -

Professional Fees                    -           -               -            -
US Trustee Quarterly Fees            -           -               -            -
Court Costs                          -           -               -            -

Total Disbursements              6,827       5,208           6,827        5,208

Net Cash Flow                       34        (940)             34         (940)

CASH END OF MONTH                  679                         679

*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

            THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
(FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                 $ 6,827
  Less: Transfers to Debtor in Possession Accounts                  $ 2,808
  Plus: Estate disbursements made by outside sources
    (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES     $ 4,019

              Consolidated                         Case No.
In re____________________________
   Debtor
                                                   Reporting Period: Sept 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
                                                                    Cumulative
REVENUES                                             Month        Filing to Date
Gross Revenues                                       4,416            4,416
Less: Returns and allowances                             4                4
Net Revenue                                          4,412            4,412
COST OF GOODS SOLD
Beginning Inventory                                      -                -
Add: Purchases                                           -                -
Add: Cost of Labor                                       -                -
Add: Other Costs (attach schedule)                   3,318            3,318
Less: Ending Inventory                                   -                -
Cost of Goods Sold                                   3,318            3,318
Gross Profit                                         1,094            1,094
OPERATING EXPENSES
Marketing                                                7                7
Bad Debts                                                -                -
Contributions                                            -                -
Employee Training & Relocation                           3                3
Insider Compensation*                                    -                -
Insurance                                              122              122
Corporate Services                                       -                -
Office Expense                                          17               17
Repairs and Maintenance                                  9                9
Rent and Lease Expense                                  30               30
Salaries/Commissions/Fees                              409              409
Supplies                                                 9                9
Outside Services                                        47               47
Taxes - Real Estate & Property                           4                4
Taxes - Other                                          (11)             (11)
Travel and Entertainment                                62               62
Utilities                                               41               41
Other (attach schedule)                                  8                8
Total Operating Expenses Before Depreciation           757              757

Depreciation/Depletion/Amortization                  1,038            1,038
Net Profit (Loss) Before Other Income & Expenses      (701)            (701)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                         555              555
Interest Expense                                       114              114
Other Expense (attach schedule)                        561              561
Net Profit (Loss) Before Reorganization Items         (821)            (821)
REORGANIZATION ITEMS
Professional Fees                                        -                -
U.S. Trustee Quarterly Fees                              -                -
Interest Earned on Accumulated Cash
  from Chapter 11 (see continuation sheet)               -                -
Gain (Loss) from Sale of Equipment                       -                -
Other Reorganization Expenses (attach schedule)        492              492
Total Reorganization Expenses                          492              492

Income Taxes                                          (180)            (180)
Net Profit (Loss)                                   (1,133)          (1,133)

In Re: Consolidated                                 Case No.
   Debtor                                           Reporting Period: Sept 2002

                            STATEMENT OF OPERATIONS
                              (Continuation Sheet)

                                                                    Cumulative
BREAKDOWN OF "OTHER" CATEGORY                        Month        Filing to Date

Other Costs
Variable Cost Of Goods Sold                          2,233            2,233
Direct Manufacturing Period                            875              875
R & D                                                  210              210

Total                                                3,318            3,318

Other Operational Expenses
Bank & Loan Charges                                      7                7
Royalty Expense                                          1                1
Discounts Lost                                           -                -
Rounding                                                 -                -

Total                                                    8                8

Other Income
Administration Fees                                     17               17
Medical Expense Clearing                               536              536
Gain On Fixed Assets                                     6                6
Misc Income                                             (4)              (4)

Total                                                  555              555

Other Expenses
Idle Facility Cost                                      23               23
Loss On Fixed Assets                                     1                1
Retiree Medical                                          -                -
Medical Expense Clearing                               537              537
Misc Expense                                             -                -

Total                                                  561              561

Other Reorganization Expenses
Legal                                                  306              306
Financial Advisors                                      54               54
Auditors & Admin                                        27               27
Public Relations                                         -                -
Committees Fees                                        105              105
Other                                                    -                -

Total                                                  492              492

In re: Consolidated                                Case No
Debtor                                             Reporting Period: Sept 2002


                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS                                       Book Value at          Book Value
                                             End of Current         on Petition
                                             Reporting Month           Date
CURRENT ASSETS
Unrestricted Cash and Equivalents                 679                   645
Restricted Cash and Cash Equivalents
  (see continuation sheet)                          -                     -
Accounts Receivable, Net                        5,633                 4,880
Notes Receivable                                    -                     -
Inventories                                    10,310                10,130
Prepaid Expenses                                1,698                 1,725
Professional Retainers                              -                     -
Other Current Assets (attach schedule)            392                   395

TOTAL CURRENT ASSETS                           18,712                17,775

PROPERTY AND EQUIPMENT
Real property and Improvements                  5,622                 5,622
Machinery and Equipment                        66,955                66,984
Furniture, Fixtures and Office Equipment        5,498                 6,082
Leasehold Improvements                         13,709                13,778
Vehicles                                           13                    13
Construction In Process                         1,577                 1,802
Less: Accumulated Depreciation                 36,369                36,065

TOTAL PROPERTY AND EQUIPMENT                   57,005                58,216

OTHER ASSETS
Loans to Insiders*                                  -                     -
Other Assets (attach schedule)                 17,802                17,473

TOTAL ASSETS                                   93,519                93,464

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                4,300                 2,756
Taxes Payable (Refer to FORM MOR-4)               936                 1,108
Wages Payable                                   1,932                 1,870
Debt - Secured                                  6,965                 6,643
Accrued Benefits & Withholdings                   870                 1,238
Retiree Medical                                 5,735                 5,704
Professional Fees                                 499                     5
Amounts Due to Insiders*                            -                     -
InterCompany                                        -                     -
Other Postpetition Liabilities
 (attach schedule)                              1,430                 1,414

TOTAL POSTPETITION LIABILITIES                 22,667                20,738

LIABILITIES SUBJECT TO COMPROMISE
Secured Debt                                        -                     -
Priority Debt                                       -                     -
Unsecured Debt                                 62,508                63,249

TOTAL PREPETITION LIABILITIES                  62,508                63,249

TOTAL LIABILITIES                              85,175                83,987

SHAREHOLDERS' EQUITY

Capital Stock                                     327                   327
Additional Paid-in-Capital                    112,291               112,291
Partners' Capital Account                           -                     -
Owner's Equity Account                              -                     -
Retained Earnings - Pre-petition              (65,787)              (65,787)
Retained Earnings - Post-petition              (1,133)                     -
Adjustments to Shareholders' Equity
 (attach schedule)                            (37,354)              (37,354)
Postpetition Contributions
 (Distributions)/(Draws) (attach schedule)          -                     -

Net Shareholders' Equity                        8,344                 9,477

Total Liabilities and Shareholders' Equity     93,519                93,464

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re:  Consolidated                               Case No.
   Debtor
                                                   Reporting Period: Sept 2002

                                  BALANCE SHEET
                               Continuation Sheet

                                              Book Value at        Book Value
                                              End of Current       on Petition
   ASSETS                                     Reporting Month         Date

Other Current Assets
Other Current Receivables                            392              395
Securities Owned                                       -                -
Current Deferred Tax Asset                             -                -
Other Current Assets                                   -                -

Total                                                392              395

Other Assets
Investment In Affiliates                               -                -
L/T Receivables                                        -                -
L/T Investments                                    1,016            1,010
Patents / Trademarks / Goodwill                   14,376           14,392
Loan Costs                                           358                1
L/T Deferred Tax Asset                                 -                -
Other L/T Assets                                   2,052            2,070

Total                                             17,802           17,473

                                              Book Value at        Book Value
                                              End of Current       on Petition
LIABILITIES AND SHAREHOLDERS' EQUITY          Reporting Month         Date

Other Postpetition Liabilities
Accrued Interest                                      36                -
Accrued EPA                                          (22)               -
Accrued Repl. & Adj.                                   -                -
Accrued Other Expenses                               220              222
Accrued Longevity                                    289              289
Other Liabilities                                    907              903

Total                                              1,430            1,414

Adjustments to Shareholders' Equity
Treasury Stock                                   (37,354)         (37,354)

Postpetition Contribution (Distributions)/(Draws)


Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Consolidated                                 Case No.
Debtor                                             Reporting Period: Sep 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                          Beginning       Amount                                             Ending
                          Tax             Withheld or    Amount      Date      Check No.       Tax
                          Liability       Accrued        Paid        Paid      or EFT        Liability
Federal
Withholding                     -               -           -                                       -
FICA-Employee                   -               -           -                                       -
FICA-Employer                   -               -           -                                       -
Unemployment                    -               -           -                                       -
Income                        407            (195)          -                                     212
Other                           -               -           -                                       -
  Total Federal Taxes         407            (195)          -                                     212
State and Local
Withholding                     -               -           -                                       -
Sales                           4               -           -                                       4
Franchise                      20             (11)          -                                       9
Income                        (76)             (8)          -                                     (84)
Real Property                   -               -           -                                       -
Personal Property             753              44           1                                     796
Other                           -              (1)          -                                      (1)
  Total State and Local       701              24           1                                     724

Total Taxes                 1,108            (171)          1                                     936


                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                                                Number of Days From Invoice Date
                                             Current         0-30          31-60       61-90      Over 90       Total
Accounts payable                                   -        1,670            992         172          109       2,943
Wages payable                                      -            -              -           -            -           -
Taxes payable                                      -            -              -           -            -           -
Rent/Leases-Building                               -            -              -           -            -           -
Rent/Leases-Equipment                              -            -              -           -            -           -
Secured Debt/Adequate Protection Payments          -            -              -           -            -           -
Professional Fees                                  -            -              -           -            -           -
Amounts Due to Insiders*                           -            -              -           -            -           -
Other A/P Clearings                              196            -              -           -            -         196
Other                                          1,161            -              -           -            -       1,161

Total Postpetition Accounts Payable            1,357        1,670            992         172          109       4,300

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Expected to be paid down through operational cash flow as soon as possible.


*"Insider" is defined in 11 U.S.C. Section 101(31).

In Re: Consolidated                                  Case No.
   Debtor                                            Reporting Period: Sep 2002

                ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

        Accounts Receivable Reconciliation                               Amount
Total Accounts Receivable at the beginning of the reporting period        5,424
+ Amounts billed during the period.                                       4,346
-Amounts collected during the period.                                     3,730
Total Accounts Receivable at the end of the reporting period              6,040


      Accounts Receivable Aging                                          Amount
0-30 days old                                                             5,078
31-60 days old                                                              460
61-90 days old                                                              214
91+ days old                                                                288
Total Accounts Receivable                                                 6,040
Allowance                                                                   393
Other                                                                       (14)
Accounts Receivable (Net)                                                 5,633


        DEBTOR QUESTIONNAIRE

    Must be completed each month                           Yes               No

1. Have any assets been sold or transferred outside
   the normal course of business this reporting period?
   If yes, provide an explanation below.                                     No

2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period?  If yes, provide an explanation below.                            No

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                    Yes

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect? If no,
   provide an explanation below.                           Yes